Mercury Pan-European Growth Fund
                             of Mercury Funds, Inc.

                    Supplement dated October 13, 2000 to the
                       Prospectus dated September 13, 2000


Olivier Rudigoz has replaced Andreas Utermann as the senior investment professional primarily responsible for the day-to-day management of the Fund. Mr. Utermann will remain a senior investment professional in the Pan-European Growth Team assisting Mr. Rudigoz with the management of the Fund.